                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to S 240.14a-11(c) or S 240.14a-12

                        DIAMOND ENTERTAINMENT CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transactions:

     5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2) Form, schedule or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed.

                        DIAMOND ENTERTAINMENT CORPORATION
                                 800 TUCKER LANE
                            WALNUT, CALIFORNIA 91789

                                 MARCH 27, 2000

Dear Diamond Entertainment Corporation Shareholder:

         You are cordially invited to attend the annual meeting (the "Annual Meeting") of the shareholders of Diamond Entertainment Corporation, a New Jersey corporation (the "Company") to be held on April 27, 2000 at 3:00 P.M., local time, at the offices of Diamond Entertainment Corporation, 800 Tucker Lane, Walnut, California 91789. At the Annual Meeting, you will be asked to consider and vote upon (I) the election of one (1) Class 1 directors and two (2) Class 2 directors to the Board of Directors of the Company for term of three years; (II) the ratification of Merdinger, Fruchter, Rosen & Corso, P.C. as the independent certified public accountants of the Company; (III) the increase of the authorized common stock of the Company from 100,000,000 shares of common stock, no par value ("Common Stock"), to 600,000,000 shares; (IV) the approval and consent giving the Board of Directors of the Company the authority and power to effectuate a reverse stock split up to a maximum ratio of 10 to 1 of the authorized shares of the common stock of the Company; and (V) such other business as may properly come before the Annual Meeting or any adjournments thereof. Shareholders may abstain from voting by marking the appropriate boxes on the enclosed Proxy. Abstentions shall be counted separately and shall be used for purpose of calculating a quorum.

         It is important that your shares of capital stock be represented at the meeting. We therefore ask that you promptly sign, date and return the enclosed Proxy regardless of the number of shares of capital stock which you own.

         Time will be set aside during the meeting to discuss each item of business describe in the Proxy Statement and for other questions relating to the Company. Representative members of management will be on hand for this purpose, including a representative from the auditor.

         Accompanying the Proxy Materials is the Company's Annual Report filed on Form 10-KSB, as amended, for the year ended March 31, 1999. I hope you take the opportunity to review the enclosed Proxy Materials and Annual Report.

         I look forward to seeing you at the Annual Meeting.


                                              Very truly yours,


                                              /s/ James Lu

                                              James Lu
                                              CHAIRMAN OF THE BOARD OF DIRECTORS

                        DIAMOND ENTERTAINMENT CORPORATION
                                 800 TUCKER LANE
                            WALNUT, CALIFORNIA 91789

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 27, 2000

To the shareholders of Diamond Entertainment Corporation:

         NOTICE IS HEREBY GIVEN that the annual meeting of shareholders (the "Annual Meeting") of Diamond Entertainment corporation, a New Jersey corporation (the "Company"), will be held on April 27, 2000 at 3:00 P.M., local time, at the offices of Diamond Entertainment Corporation, 800 Tucker Lane, Walnut CA 91789 to consider and vote upon the following proposals and such business as may properly come before the Annual Meeting:

         1. To elect one (1) Class 1 directors and two (2) Class 2 directors to the Board of the Company for term of three years;

         2. To ratify the appointment of Merdinger, Fruchter, Rosen & Corso, P.C.as the Company's independent certified public accountants;

         3. To increase the authorized common stock of the Company from 100,000,000 shares of common stocks no par value ("Common Stock"), to 600,000,000 shares;

         4. To approve and consent in giving the Board of Directors of the Company the authority and power to effectuate a reverse stock split up to a maximum ratio of 10 to 1 of the authorized common stock the Company;

         5. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on March 3, 2000 as the record date (the "Record Date") for the determination of shareholders entitled to notice and vote at the Annual Meeting, or any adjournment or postponements thereof.

         You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the meeting, please sign, date and return your proxy in the reply envelope provided. Your cooperation in promptly signing and returning your proxy will help avoid further solicitation expense.

         Shareholders are requested to carefully read and review the accompanying the Proxy Statement before executing and returning the Proxy to the Company or voting in person at the Annual Meeting.

                                           By Order of the Board of Directors of
                                           DIAMOND ENTERTAINMENT CORPORATION

                                           JAMES LU,
                                           CHAIRMAN OF THE BOARD/CHIEF EXECUTIVE
                                           OFFICER/PRESIDENT AND SECRETARY


Dated:  March 27, 2000

                                 PROXY STATEMENT

                        DIAMOND ENTERTAINMENT CORPORATION
                                 800 TUCKER LANE
                                WALNUT, CA 91789
                                 (909) 839-1989

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 27, 2000
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                                     GENERAL

         This Proxy Statement is furnished to shareholders of Diamond Entertainment Corporation, a New Jersey corporation ("Diamond" or the "Company" or "Diamond"), in connection with the solicitation of proxies by the Board of Directors for the annual meeting of shareholders to be held at the offices of Diamond Entertainment Corporation, 800 Tucker Lane, CA., 91789 on April 27, 2000 at 3:00 P.M., local time, and any adjournments or postponements thereof (the "Annual Meeting"). This Proxy Statement and the attached Notice of Annual Meetings are first being mailed to shareholders of the Company on or about
March 26, 2000.

         At the Annual Meeting, shareholders will be asked to approve and consent to:

         1. The election of one (1) Class 1 directors to the Board of the Company for a term of three years; The one (1) nominee for the Board is Jeffrey I. Schillen. The election of two (2) Class 2 directors to the Board of the Company for terms of three years. The two (2) nominees for the Board are James K. T. Lu, and Murray T. Scott.

         2. Ratify the appointment of Merdinger, Fruchter, Rosen & Corso, P.C. as the Company's independent certified public accountants;

         3. The increase of the authorized common stock of the Company from 100,000,000 shares of common stock, no par value ("Common Stock"), to 600,000,000 shares;

         4. The authorization of the Board of Directors to have the authority and power to effectuate a reverse stock split up to a maximum ratio of 10 to 1 of the Company's authorized Common Stock;

         5. Transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

VOTING AT THE ANNUAL MEETING

         The Board of Directors of the Company has fixed the close of business on March 3, 2000 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were 62,334,029 shares of the Company's common stock, no par value (the "Diamond Common Stock"), issued and outstanding, each of which is entitled to one vote at the Annual Meeting, and there were 483,251 shares of Diamond preferred stock, no par value (the "Diamond Preferred Stock"), issued and outstanding, each such share entitling the holder to one and ninety five one hundreds (1.95) votes at the Annual Meeting. As of the Record Date there were issued and outstanding shares of voting stock of the Company representing an aggregate of 63,276,368 votes entitled to vote at the Annual Meeting.

         The Company has approximately 2,437 holders of record. The Diamond Common Stock and the Diamond Preferred Stock vote as one group on all matters.

Under the Certificate of Incorporation of the Company and under the New Jersey Business Corporation Law, the affirmative vote of a majority of the combined votes cast by the holders of the issued and outstanding shares of the capital stock of the Company entitled to vote ("Shareholder Approval") is necessary to approve and consent to the election of the members of the Board of the Company, the ratification of the auditors of the Company, and the increase of the authorized Common Stock of the Company and to authorize the Board of Directors of the Company to have the authority and power to effectuate a reverse stock split up to a maximum ratio of 10 to 1 of the Company's authorized common stock, (collectively referred to as the "Four Shareholder Matters"). The Board of Directors recommends voting FOR the Four Shareholder matters. Unless otherwise instructed, proxies solicited by the Board of Directors will be voted FOR the Four Shareholder Matters.

         In order to vote in favor of or against any of the Four Shareholder Matters at the Annual Meeting, shareholders may attend the Annual Meeting or deliver executed proxies to the Secretary of the Company at 800 Tucker Lane, Walnut, CA. 91789 on or before the date of the Annual Meeting. Shareholders attending the meeting may abstain form voting by marking the appropriate boxes designated as Abstain on the Proxy. Abstentions shall be counted separately and shall be used for purposed of calculating a quorum.

         It is not anticipated that any other matters will be brought before the Annual Meeting.

PROXY SOLICITATION

         The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, telegraph or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy material to the beneficial owners of shares of capital stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS OF THE COMPANY.

         The following table sets forth as of March 3, 2000 (the record date), certain information with respect to the beneficial ownership of the outstanding shares of the Company's Common Stock and Preferred Stock by (i) each person known by the Company to be the beneficial owner of 5% or more the Common Stock or Preferred Stock; (ii) each director of the Company; (iii) each Named Executive Officer of the Company; and (iv) all directors and executive officers as a group. Unless otherwise indicated below, such individuals have the sole power to control the vote and dispose of such shares of capital stock:

                                                                                           Percentage         (%) of
                                                                                           Shares of       Common Stock
                                                          Percentage      Shares of       Common Stock       Assuming
                                          Shares of         (%) of        Preferred         Assuming        Conversion
                                         Common Stock       Total           Stock        Conversion of     of Preferred
                 NAME                       Owned        Common Stock     Owned (1)     Preferred Stock      Stock (2)
                 ----                   ---------------  -------------  --------------  -----------------  --------------
James K.T. Lu (3).....................    20,444,960        28.61%         209,287          408,110           24.08%
  c/o Diamond Entertainment Corp.
  16200 Carmenita Road
  Cerritos, CA. 90703
Jeffrey I. Schillan (4)...............     7,005,750         8.09%          36,282           70,750            8.17%
  c/o Diamond Entertainment Corp.
  4400 Route 9 South
  Freehold, NJ. 07728
Murray Scott (5)......................     1,300,000         1.50%          75,796          147,802            1.67%
  c/o Diamond Entertainment Corp.
  16200 Carmenita Road
  Cerritos, CA. 90703
All directors and officers as a group
(3persons) (6)........................    28,750,710        33.20%         321,365          626,662           33.92%

------------
(1) The Preferred Stock entitles the holder to 1.95 votes for each share owned and each share may be converted into 1.95 shares of Common Stock.

(2)      Assumes conversion of shares of Preferred Stock beneficially owned.

(3) Mr. Lu is the Chief Executive Officer; Secretary and Director of the Company. Includes 14,100,000 shares of Common Stock issuable upon exercise of warrants, options and convertible notes.

(4) Mr. Schillen is the Executive Vice President and a director of the Company. Includes 4,150,000 shares of Common Stock issuable upon exercise of warrants, options and convertible notes.

(5) Mr. Scott is a Director of the Company. Includes 250,000 shares of Common Stock issuable upon exercise of warrants or options.

(6) Represents 10,750,710 shares of Common Stock outstanding and 18,500,000 shares of Common Stock issuable upon exercise of warrants, options and convertible notes.


                           1. ELECTIONS OF DIRECTORS

         Under the certificate of incorporation of the Company ("Certificate of Incorporation"), the Board of Directors of the Company is divided into three (3) classes, with each class to be elected by the shareholders every three years. The Company's Board presently consists of three (3) directors with one (1) Class 1 director and two (2) Class 2 directors whose terms all expired in 1999, who continue to serve until their successors have been nominated and elected. Officers are elected annually by and serve at the discretion of the Board of Directors.

         The Board has nominated one (1) candidate to serve as Class 1 directors (Jeff Schillen who is currently a Class 1 directors and whose term has now expired, and two (2) candidates to serve as Class 2 Directors (James Lu and Murray Scott, who are currently Class 2 Directors and whose terms have now expired. The names and biographical summaries of the three (3) persons who have been nominated by the Board of Directors to stand for the election at the Annual Meeting have been provided below for your information. The Board of Directors proposed that these persons be elected at the Annual Meeting to serve until their Class next stands for election. The Proxies will be voted for the election of the three (3) nominees listed below as directors of the Company unless otherwise specified on the form provided. The vote of a majority of the capital stock, present and constituting a quorum at the Annual Meeting, will be necessary to elect the directors listed below. If, for any reasons, any of the nominees shall be unable or unwilling to serve, the proxies will be voted for a substitute nominee who will be designated by the Board of Directors at the Annual Meeting. Shareholders may abstain from voting by marking the appropriate boxes on the enclosed Proxy. Abstentions shall be counted separately and shall be used for purposes of calculating quorum.

BIOGRAPHICAL SUMMARIES

         Class 1 Nominees (terms expire 2003)

         JEFFREY I. SCHILLEN (Class 1 Director) Mr. Schillen is Executive Vice President of Sales and Marketing of the Company and has been a Director of the Company since inception in April of 1986. Prior to the Acquisition, Mr. Schillen was the President and Treasurer of the company since April 1986. From May 1984 to April 1986, Mr. Schillen was President and Chief Operating Officer of the Music Corner Inc., a retail record, tape and video chain which he co-founded. >From 1974 to April 1984, Mr. Schillen founded and served as Vice President in charge of purchasing, store openings and acquisitions of Platter Puss Records, Inc., a retail record, tape and video chain. See "EMPLOYMENT AGREEMENT."

         Class 2 Nominees (terms expire 2003)

         JAMES LU (Class 2 Director) Mr. Lu has been a director of the Company and Chairman of the Board of Directors since February 28, 1989. Mr. Lu was elected as Chairman of the Board, Chief Executive Officer and Secretary of the company as of March 1, 1990. In July 1991, Mr. Lu was appointed to the additional position of President. In order to involve other executives in the management of the Company, Mr. Lu resigned in September 1991 as President and Chief Operating Officer and Mr. Cheng was appointed to such positions. In May of 1995, Mr. Lu assumed the position of President again due to the departure of Mr. Cheng from the Company. Mr. Lu was President and Chief Executive Officer of the California Subsidiary from 1985 to 1990. Mr. Lu received his B.S.I.E. degree from Chung Yuen University Taiwan in 1969, his M.S.I.E. degree from the Illinois Institute of Technology in 1972 and a Masters of Business Administration (M.B.A.) from California State University in 1981.

         MURRAY T. SCOTT (Class 2 Director) Mr. Scott was appointed as director by the Board of Directors in November 1993 when the Board was increased to seven
(7) members. Mr. Scott has been President and Chief Executive Officer of Gregg's Furniture, a custom furniture building business in Victoria, Canada, since 1958. His involvement with Gregg's Furniture today is currently in a consulting and advisory capacity.

DIRECTORS AND EXECUTIVE OFFICERS

         The directors and executive officers of the Company are listed below, followed by a brief description of their business experience during the past five years.


         Name                             Age    Position
         James K.T. Lu...............      53    Chairman of the Board; Chief Executive
                                                   Officer; President; Secretary and Director
         Jeffrey I. Schillen.........      54    Executive Vice President Sales and
                                                   Marketing and Director
         Murray T. Scott.............      78    Director

         All directors hold office for terms of three (3) years and until the next annual meeting of stockholders scheduled to vote on such class of Directors and the election and qualification of their respective successors. Directors receive no compensation for serving on the Board, except for reimbursement of reasonable expenses incurred in attending meetings. Officers are elected annually by the Board of Directors and, subject to existing employment agreements, serve at the discretion of the Board.

         Under the certificate of incorporation of the Company ("Certificate of Incorporation"), the Board of Directors of the Company is divided into three (3) classes, with each class to be elected by the shareholders every three years. The Company's Board presently consists of three (3) directors: one (1) Class 1 director whose and two (2) Class 2 directors whose terms expired in 1999.

BACKGROUND OF EXECUTIVE OFFICERS AND DIRECTORS

         JEFFREY I. SCHILLEN (Class 1 Director). Mr. Schillen is Executive Vice President of Sales and Marketing of the Company and has been a Director of the Company since inception in April of 1986. Prior to the Acquisition, Mr. Schillen was the President and Treasurer of the Company since 1986. From May 1984 to April 1986, Mr. Schillen was President and Chief Operating Officer of Music Corner Inc., a retail record, tape and video chain which he co-founded. From 1974 to April 1984, Mr. Schillen founded and served as Vice President in charge of purchasing, store openings and acquisitions of Platter Puss Records, Inc., a retail record, tape and video chain.

         JAMES LU (Class 2 Director). Mr. Lu has been a director of the Company and Chairman of the Board of Directors since February 28, 1989. Mr. Lu was elected as Chairman of the Board, Chief Executive Officer and Secretary of the Company as of March 1, 1990. In July 1991, Mr. Lu was appointed to the additional position of President. In order to involve other executives in the management of the Company, Mr. Lu resigned in September 1991 as President and Chief Operating Officer and Mr. Cheng was appointed to such positions. Mr. Lu was President and Chief Executive Officer of the California Subsidiary from 1985 to 1990. In May 1995, Mr. Lu was appointed as President of the Company upon Mr. Cheng's departure form the Company. Mr. Lu received his B.S.I.E. degree from Chung Yuen University Taiwan in 1969, his M.S.I.E. degree from the Illinois Institute of Technology in 1972 and a Masters of Business Administration (M.B.A.) from California State University in 1981.

         MURRAY T. SCOTT (Class 2 Director). Mr. Scott was appointed as a director by the Board of Directors in November 1993 when the Board was increased to seven (7) members. Mr. Scott has been the President and Chief Executive Officer of Gregg's Furniture, a custom furniture building business in Victoria, Canada, since 1958. His involvement with Gregg's Furniture today is currently in a consulting and advisory capacity.

         The Company has no standing audit, nominating or compensation committee, or committees performing similar functions. During the year ended March 31, 1999, the Company held four (4) Board meetings. No director attended less than 100% of such meetings. No director of the Company has resigned or declined to stand for re-election due to a disagreement on any matter relating to the Company" operations, policies or practices.

         The following table sets forth aggregate compensation paid for services rendered to the Company during the last three fiscal years by the Company to its Chief Executive Officer ("CEO") and its one most highly compensated executive officer other than the CEO who served as such at the end of the last fiscal year.

                                                  SUMMARY COMPENSATION TABLE

                               Annual Compensation                           Long-term Compensation
                   --------------------------------------------     -----------------------------------------
                                                                              Awards                Payouts
                                                                    ---------------------------     ---------
          (a)              (b)      (c)      (d)         (e)              (f)            (g)              (h)             (i)
                           FY                                          Restricted   Securities
   Name and Principal     3/31                       Other Annual        Stock       Underlying          LTIP          All Other
        POSITION          YEAR    SALARY    BONUS    COMPENSATION        AWARD      OPTIONS/SARS        PAYOUTS      COMPENSATION
        --------          ----    ------    -----    ------------        -----      ------------        -------      ------------
James Lu (1)
   President, Chief       1999    $120,000    0           0                0              0                0            $89,983
   Executive Officer,     1998     $78,350    0           0                0              0                0            $31,572
   And Secretary          1997    $130,500    0           0                0              0                0            $33,742
Jeffrey I. Schillen (2)
  Executive Vice          1999    $100,000    0           0                0              0                0            $13,036
  President of Sales      1998     $51,500    0           0                0              0                0            $20,792
  And  Marketing          1997     $93,000    0           0                0              0                0            $12,547

EMPLOYMENT AGREEMENTS

         In 1991 the Company entered into employment agreement with each of Messrs. Lu and Schillen for annual compensation of $150,000 and $90,000, respectively; both provide for annual adjustments in accordance with the consumer price index, however, no price index adjustments have ever been made. Consequently, contracted salary levels remain at $150,000 for Mr. Lu and $120,000 for Mr. Schillen. Both employment agreements terminate December 31, 2001. See "Summary Compensation Table" above, and the notes thereto.

         On April 23, 1996 the Board of Directors agreed to reserve 1,000,000 shares of common stock for distribution to Messrs. Lu and Schillen. Such shares can be purchased for $.25 per share, in installment payments with a five year promissory note with interest at 6% per annum. As of March 31, 1998 such officers had not purchased any of such shares.

         In September 1997 as consideration for each of Messrs. Lu and Schillen agreeing to defer up to 90% of their salaries through March 31, 1998, the Company issued 3,000,000 shares of Common Stock and warrants to purchase 3,000,000 shares of Common Stock to Mr. Lu, and issued 750,000 shares of Common Stock and warrants to purchase 750,000 shares of Common Stock to Mr. Schillen. All of such warrants have an exercise price of $.10 per share. The warrants are fully vested and were exercisable until March 31, 1999. In March of 1999, the Company extended the terms until August 24, 2002.

         The Company maintains two life insurance policies on Mr. Lu, one for the benefit of the Company in the amount of $1,000,000 and one for the benefit of Mr. Lu's designated beneficiary in the amount of $500,000. The Company maintains a life insurance policy on Mr. Schillen, for the benefit of Mr. Schillen's designated beneficiary, in the amount of $500,000.

         On September 1, 1997 the Company entered into employment agreements with nine other employees holding key positions. The agreements provided for the issuance of an aggregate of 550,000 shares of Common Stock with a fair value of $11,000, as payment for services, warrants for 550,000 shares with an exercise price of $.10 per share and the semi-monthly compensation of approximately $14,000 in the aggregate.

         None of the employment agreements which the Company has with any of the executives, indicated above, provides for any specific compensation to such individuals should their respective employment agreements be terminated prior to expiration of their respective terms.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information with respect to the options granted during the year ended March 31, 1999, for the persons named in the Summary Compensation Table (the "Named Executive Officers"):

-------------------------------- --------------------- -------------------- --------------------- --------------------
                                       NUMBER OF        PERCENT OF TOTAL
                                      SECURITIES          OPTIONS/SARS
                                      UNDERLYING           GRANTED TO
                                     OPTIONS/SARS         EMPLOYEES IN        EXERCISE OR BASE
             NAME                    GRANTED (#)           FISCAL YEAR          PRICE ($/SH)        EXPIRATION DATE
-------------------------------- --------------------- -------------------- --------------------- --------------------
James K.T. Lu                         6,000,000                86%                  0.10                3/31/03
-------------------------------- --------------------- -------------------- --------------------- --------------------
James K.T. Lu                         1,000,000                14%                  0.05                3/22/02
-------------------------------- --------------------- -------------------- --------------------- --------------------

AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

         The following table sets forth certain information with respect to options exercised during 1999 by the Named Executive Officers and with respect to unexercised options held by such persons at the end of 1999.

-------------------------- --------------- -------------- ----------------------------- ------------------------------
                                                              NUMBER OF SECURITIES
                               SHARES                        UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                            ACQUIRED ON        VALUE              OPTIONS/SARS            IN-THE-MONEY OPTIONS/SARS
          NAME              EXERCISE (#)   REALIZED ($)          AT FY-END (#)                  AT FY-END ($)
-------------------------- --------------- -------------- ------------- --------------- -------------- ---------------
                                                          EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
-------------------------- --------------- -------------- ------------- --------------- -------------- ---------------
James K.T. Lu                    0               0         5,600,000    4,000,000 (1)         0              0
-------------------------- --------------- -------------- ------------- --------------- -------------- ---------------
Jeffrey I. Schillen              0               0         1,150,000          0               0              0
-------------------------- --------------- -------------- ------------- --------------- -------------- ---------------

(1) Unexercisable options to purchase 4,000,000 shares are exercisable by Mr. Lu upon the occurrence of the following: (i) 2,000,000 shares upon successfully selling all real estate under development by the Company's partner ATRE and (ii) 2,000,000 upon successful completion of a video duplication and fulfillment opportunity and upon the CineChrome Card Business reaching profitability.


                2. APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors voted to replace, Moore Stephens, P.C., as its independent certified public accountants ("Moore Stephens"), whom audited and reported on the consolidated financial statements of the Company for its fiscal years ended March 31, 1996, 1997, 1998, and 1999. The Board of Directors recommends the appointment of Merdinger, Fruchter, Rosen & Corso, P.C. as the auditors. A representative of Merdinger, Fruchter, Rosen & Corso, P.C. is expected to be present at the annual Meeting.

         Management of the Company knows of no past disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope, or procedure, which disagreements, if not resolved to the satisfaction of Moore Stephens, P.C., would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

         Unless otherwise directed by the stockholder giving the proxy, the proxy will be voted "FOR" the ratification of the selection by the Board of Directors of Merdinger, Fruchter, Rosen & Corso, P.C. as the Company's independent certified public accounts for Fiscal 2000.


               3. INCREASE AUTHORIZED COMMON STOCK OF THE COMPANY

         The Board of Directors has voted to increase the newly authorized shares of Common Stock from 100,000,000 shares to 600,000,000 shares. The Board of Directors believes that this increase is desirable for a number of reasons, including but not limited to facilitating the Company's ability to attract future merger candidates, effect growth through future acquisitions and future financing.

         To effect this increase in the authorized Common Stock of the Company, shareholder approval is sought, to amend the Company's Certificate of Incorporation relating to the authorized capital stock.

     The Corporation shall be authorized to issue, the following shares:

CLASS                                   NO. OF SHARES             PAR VALUE
-----                                   -------------             ---------
Common.............................      600,000,000              None
Preferred..........................        5,000,000              None

         There are no present plans, understandings, arrangements or discussions for the issuance of the additional shares of Common Stock or Preferred Stock that would be authorized by the amendment.

         The Board of Directors recommends that stockholders vote "FOR" the foregoing amendment to the Company's Certificate of incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 600,000,000.

   4. AUTHORIZATION FOR THE BOARD OF DIRECTORS TO INITIATE REVERSE STOCK SPLIT

         Subject to the approval and consent by the shareholders of the Company of the increase in the authorized shares of Common Stock of the Company from 100,000,000 shares to 600,000,000 shares no par value, the Company is seeking approval and consent from the shareholders of the Company giving the Board of Directors the authority and power to effectuate a reverse stock split up to a maximum ratio of 10 to 1 of the number of authorized shares of the Company's common stock.

         The Board of Directors believes that receiving the authority and power to initiate a reverse stock split will enable the Company to establish a viable plan and corporate structure to attract future merger candidates and investment opportunities for the Company in the future.

         The Board of Directors recommends that stockholders vote "FOR" the foregoing pproval and consent giving the Board of Directors of the Company the authority and power to effectuate a reverse stock split up to a maximum ratio of 10 to 1 of the number of authorized shares of the Company's Common Stock.


                                  MISCELLANEOUS

REVOCATION OF PROXIES

         If the Annual Meeting is adjourned, for whatever reason, the Four Shareholders Matters shall be considered and voted upon by shareholders at the subsequent "adjourned or postponed meeting," if any.

         You may revoke your proxy at any time prior to its exercise by attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy, by giving notice of revocation of your proxy at the Annual Meeting, or by delivering a written notice of revocation or a duly executed proxy relating to the matters to be considered at the Annual Meeting and bearing a later date to the Secretary of the Company at 800 Tucker Lane, Walnut, CA 91789. Unless revoked in the manner set forth above, proxies on the form enclosed will be voted at the Annual Meeting in accordance with your instructions.

ADDITIONAL AVAILABLE INFORMATION

         The Company is subject to the informational filing requirement of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith, the Company files periodic reports, proxy statements and other information with the Commission under the Exchange Act relating to its business, financial condition and other matters. The Company is required to disclose in such proxy statements certain information as of particular dates, concerning the Company's directors and officers, their remuneration, options granted to them, the principal holders of the Company's Securities and any material interests of such persons in transactions with the Company. Such reports, proxy statements and other information may be inspected at the Commission's office at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies may be obtained on payment of the Commission's customary fees by writing to its principal office at 450 Fifth Street, N.W., Washington, D.C. 20549.

OTHER MATTERS

         The Board of Directors of the Company does not intend to bring any other matters before the Annual Meeting and does not know of any other matter that may be brought before the Annual Meeting.

                STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

         The date by which stockholder proposals for inclusion in the proxy materials relating to the next Annual Meeting of Stockholders must be received by the Company at its principal executive offices, Attention: James T.K. Lu, Chairman of the Board, 800 Tucker Lane, Walnut, CA 91789 by December 1, 2000.

                                       By Order of the Board of Directors of
                                       DIAMOND ENTERTAINMENT CORPORATION



                                       JAMES LU,
                                       CHAIRMAN OF THE BOARD/CHIEF
                                       EXECUTIVE OFFICER/PRESIDENT AND SECRETARY